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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported): October 28, 2003


               CWMBS, INC., (as depositor under the Pooling and
               Servicing Agreement, dated as of October 1, 2003,
              providing for the issuance of the CWMBS, INC., CHL
                 Mortgage Pass-Through Trust 2003-58, Mortgage
                  Pass-Through Certificates, Series 2003-58).


                                  CWMBS, INC.
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            (Exact name of registrant as specified in its charter)


        Delaware                   333-103821                  95-4449516
      (State of Other             (Commission             (I.R.S. Employer
       Jurisdiction               File Number)            Identification No.)
     of Incorporation)



                4500 Park Granada
              Calabasas, California                             91302
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              (Address of Principal                          (Zip Code)
                Executive Offices)




       Registrant's telephone number, including area code (818) 225-3240



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Item 5.  Other Events.
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Filing of Computational Materials
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      In connection with the offering of the Mortgage Pass-Through Certificates, Series 2003-58, COUNTRYWIDE SECURITIES CORPORATION ("CSC"), as the Underwriter of the Underwritten Certificates, has prepared certain materials (the "CSC Computational Materials") for distribution to its potential investors. Although the Company provided CSC with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the CSC Computational Materials.

      For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The CSC Computational Materials, listed as Exhibit 99.1 hereto, are filed on Form SE dated October 28, 2003.


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* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated June 24, 2003 and the prospectus supplement dated October 28, 2003, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2003-58.

Item 7.  Financial Statements, Pro Forma Financial
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         Information and Exhibits.
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(a)   Not applicable.

(b)   Not applicable.

(c)   Exhibits:

  99.1    CSC Computational Materials filed on Form SE dated October 28, 2003

                                   Signature

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             CWMBS, INC.




                                             By: / s / Darren Bigby
                                             Darren Bigby
                                             Vice President


Dated:  October 29, 2003

                                 Exhibit Index
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Exhibit                                                                    Page

99.1  CSC Computational Materials filed on Form SE dated October 28, 2003.   6

                                 EXHIBIT 99.1
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      CSC Computational Materials filed on Form SE dated October 28, 2003.